                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: March 11, 1996
                Date of Earliest Event Reported: November 10, 1995


                               MEDPLUS CORPORATION
-----------------------------------------------------------------------------
           (Exact name of the registrant as specified in its charter)


          DELAWARE                     0-16286               95-1082020
-----------------------------------------------------------------------------
  (State or other jurisdiction       (commission           (IRS Employer
      of incorporation)              File Number)        Identification No.)


  8 S. NEVADA AVENUE, SUITE 500, COLORADO SPRINGS, COLORADO       80903
-----------------------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code       (719) 575-0044
                                                    -------------------------


-----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On November 10, 1995, MEDPLUS CORPORATION, (the Registrant), acquired 100% interest in the assets of Surgical Funding Group, (SFG), located in Irvine, California. The business of the Registrant is essentially similar to that of SFG in that both entities market a non-recourse credit card to health care providers. However, SFG provides their credit card to a provider base of plastic surgeons nation wide with a strong presence in California. As a result of the acquisition the registrant intends to increase its presence and provider base in the plastic surgery market.

     Under the terms of the acquisition SFG will retain its present marketing facilities in California. Also under the agreement, P. James Voloshin, MD., SFG's President and founder, has accepted a nomination and been elected to serve on the registrant's Board of Directors.

     The consideration paid by the registrant for its acquisition of SFG was 657,035 shares of the registrant's common stock.

Item 7.  FINANCIAL STATEMENTS

     The acquisition of SFG by the Registrant is not believed by management to be a significant transaction in relation to the financial statement requirements of Item 7 of Form 8-K. Management is aware that the acquisition technically would require audited financial statements of SFG to be filed as well as certain pro forma financial information. However, management is of the opinion that the time and costs incurred in auditing the financial statements and preparing pro forma financial information would be excessive in relation to the benefits of such information due to the de minimis value assigned to the assets which were acquired. The acquired assets are valued at only $13,000 which includes the assignment of $5,000 value to SFG's customer list. The amounts assigned to the assets acquired, although de minimis, represent 19% of the combined assets of the Registrant and SFG. The percentage is large due to the decline in amount of the Registrant's net assets as a result of its weak financial condition. The Registrant has given up 17% of the outstanding shares of the Company in exchange for the assets.

     Unaudited financial statements of SFG for the year ended June 30, 1995 are included with this Form 8-K.

                         SURGICAL FUNDING GROUP, INC.

                                BALANCE SHEET
                                 (UNAUDITED)

                                JUNE 30, 1995

                                   ASSETS


CURRENT ASSETS
     Cash                                    $     521
                                             ----------
     TOTAL CURRENT ASSETS                                       $     521

FIXED ASSETS
     Furniture & Fixtures                        4,922
     Office Equipment                            8,643
     Less: Accumulated Depreciation             (6,137)
                                             ----------

            NET FIXED ASSETS                                        7,428

OTHER ASSETS
     Organization Costs                          3,600
     Less: Accumulated Amortization             (2,040)
                                             ----------

           TOTAL OTHER ASSETS                                       1,560
                                                                ----------

           TOTAL ASSETS                                         $   9,509
                                                                ----------
                                                                ----------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
      Accounts Payable                       $  21,500
      Accrued Liabilities                       78,027
                                             ----------


           TOTAL CURRENT LIABILITIES                               99,527

LONG-TERM LIABILITIES                          130,749
                                             ----------

           TOTAL LONG-TERM LIABILITIES                            130,749
                                                                ----------

           TOTAL LIABILITIES                                      230,276

STOCKHOLDERS' EQUITY
      Common Stock (2,500,000 Shares
          Authorized; 3,428 Shares Issued
          and Outstanding)                      25,100
      Treasury Stock (8,000 Shares)             (5,159)
      Retained Earnings                       (240,708)
                                             ----------

           TOTAL STOCKHOLDERS' EQUITY                            (220,767)
                                                                ----------

           TOTAL LIABILITIES & STOCKHOLDERS' EQUITY             $   9,519
                                                                ----------
                                                                ----------


                   See Accompanying Notes to Financial Statements

                           SURGICAL FUNDING GROUP, INC.

                          STATEMENT OF INCOME AND EXPENSE
                                    (UNAUDITED)

                           JULY 1, 1994 TO JUNE 30, 1995


REVENUE
    Sales                              $  123,466
                                        ----------

       Total Revenue                      123,466
                                        ----------

OPERATING EXPENSES
    Salaries                              114,874
    Payroll Taxes                           1,164
    Commissions                            24,902
    Rent Expense                           12,854
    Depreciation & Amortization             5,196
    Advertising                            15,278
    Accounting                                275
    Bank Fees                                 361
    Miscellaneous                              32
    Insurance                                 200
    Travel & Entertainment                    976
    Legal & Professional                   12,949
    Telephone & Utilities                  12,317
    Bad Debts                                 566
    Postage                                 5,502
    Supplies                               17,685
    Licenses & Permits                        135
    Property Tax                               95
    Franchise Tax                             800
                                        ----------

        Total Operating Expenses          226,161
                                        ----------

Net Income (Loss) Before Taxes           (100,304)

OTHER INCOME & (EXPENSE)
     Rent                                     391
                                        ----------

       Total Other Income & Expense           391
                                        ----------

Net Income (Loss) Before Taxes           (102,304)

PROVISION FOR INCOME TAX (Note 2)              -0-
                                        ----------

NET INCOME (LOSS)                       $(102,304)
                                        ----------
                                        ----------


                 See Accompanying Notes to Financial Statements

                         SURGICAL FUNDING GROUP, INC.

                      STATEMENT OF STOCKHOLDERS' EQUITY
                                  (UNAUDITED)

                        JULY 1, 1994 TO JUNE 30, 1995


                                              ADDITIONAL
                               COMMON          PAID-IN        RETAINED
                               STOCK           CAPITAL        EARNINGS
                               ------        ----------       --------
Balance, July 1, 1994        $  25,100       $      -0-       $ (138,404)

Net (Loss) for the Year
  Ended June 30, 1995                                           (102,304)
                             ---------       ----------       -----------

Balance, June 30, 1995       $  25,100              -0-       $ (240,708)
                             ---------       ----------       -----------
                             ---------       ----------       -----------








                See Accompanying Notes to Financial Statements

                         SURGICAL FUNDING GROUP, INC.

                           STATEMENT OF CASH FLOWS
                                 (UNAUDITED)

                         JULY 1, 1994 TO JUNE 30, 1995


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (Loss)                                               $  (102,304)
  Adjustments to Reconcile Net Income to Net Cash
    Provided by Operating Activities:
      Depreciation & Amortization                                5,196
      Increase (Decrease) in Accrued Liabilities                99,527
                                                           -----------
      Net Cash Provided (Used) by Operating Activities           2,419
                                                           -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of Equipment                                         (3,000)
                                                           -----------
      Net Cash Provided (Used) by Investing Activities          (3,000)
                                                           -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Payments on Note Payable                                     (18,852)
                                                           -----------
      Net Cash Provided (Used) by Financing Activities         (18,852)
                                                           -----------
NET INCREASE (DECREASE) IN CASH                                (19,433)

CASH AT BEGINNING OF PERIOD                                     19,954
                                                           -----------
CASH AT END OF PERIOD                                      $       521
                                                           -----------
                                                           -----------





                See Accompanying Notes to Financial Statements

                         SURGICAL FUNDING GROUP, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

                                 JUNE 30, 1995


NOTE  1   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          This summary of significant accounting policies of Surgical Funding Group, Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the reparation of the financial statements.

          BUSINESS ACTIVITY

          The Company is a broker in the business of providing financing for medical surgeries. The Company began operations in August, 1992.

          BASIS OF ACCOUNTING

          The Company uses the accrual basis of accounting for both financial statement and income tax purposes.

          ACCOUNTS RECEIVABLE

          The Company has established a program to provide consumer financing for medical surgeries. Surgical Funding Group, Inc. earns the majority of its revenues by 1) charging a sign-up fee to medical practitioners who enter the program and, 2) collecting a commission from the finance companies when a surgery is funded. The typical sign-up fee is $495 and the commission is 7.5% of the amount funded. As of June 30, 1995, there were no accounts receivable.

          FIXED ASSETS

          Fixed Assets are carried at cost. Depreciation of fixed assets is provided using the Modified Accelerated Cost Recovery System (MACRS) for both financial statement and federal income tax purposes with the following estimated useful lives:

                                                  YEARS
                                                  -----
                   Office Equipment                 5
                   Furniture & Fixtures             7

NOTE 2    INCOME TAXES

          The Company accrues income taxes on its taxable income. As of June 30, 1995 there was no taxable income, hence, there is no provision for federal or state taxes.

          The Company, as of June 30, 1995, has net operating loss carryforwards in the amounts of $159,574 and $90,147 for federal and state (California) purposes respectively.

                         SURGICAL FUNDING GROUP, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

                                 JUNE 30, 1995


NOTE 3    NOTES PAYABLE

          Notes Payable at June 30, 1995 consist of the following:

                                                            LONG
                                               CURRENT      TERM        TOTAL
                                               -------      ----        -----
          Note payable related corporation,
          payable on demand bearing
          interest at 10% per annum.           $130,749              $  130,749
                                               --------              ----------
                                               --------              ----------

NOTE 4    COMMISSIONS

          The Company pays commissions to the sales agents based upon the enrollment of a medical practitioner and the collection of Company commission from the finance companies. Typically, the sales agents received between 20 and 40 percent of the sign-up fees (depending upon volume) and 1 percent of the Company's commission revenue.

                                  SIGNATURES

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MEDPLUS CORPORATION


March 11, 1996                         By /s/ Tim C. DeHerrera
                                          -----------------------------------
                                          Tim C. DeHerrera
                                          President


March 11, 1996                         By /s/ Robert T. Ryman
                                          -----------------------------------
                                          Robert T. Ryman
                                          Chief Financial Officer
                                          Chief Accounting Officer